Q3 2023 FINANCIAL RESULTS November 7, 2023 Exhibit 99.2

DISCLAIMER Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company's results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance, business plans and objectives, potential growth opportunities, potential pricing of products, potential market leadership, financing plans, competitive position, technological, industry or market trends and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: current macroeconomic conditions, including but not limited to the impacts of high inflation and the risk of a recession on demand for our products, consumer confidence and financial markets generally; the lingering impacts and future outbreaks of the COVID-19 pandemic and its impacts on its operations and the operations of its manufacturers, retailers and other partners, as well as its lingering impacts on the economy overall, including capital markets; the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; the impacts of geopolitical unrest and events; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; the Company's ability to successfully integrate any companies or assets it has acquired or may acquire; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; and the other factors described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission ("SEC") and its subsequent filings with the SEC. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s SEC filings. You may get these SEC documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

16.5% YoY REVENUE GROWTH, 127.5% YoY Adj. EBITDA GROWTH +16.5% Corsair YoY Revenue Growth +127.5% Corsair YoY Adj. EBITDA Growth Q3’22 Q3’23 Q3’22 Q3’23 See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

GAMING HARDWARE MARKET (TAM), WHILE APPROXIMATELY FLAT IN 2023, IS STILL AT SIGNIFICANTLY HIGHER LEVELS COMPARED TO 2019 PRE-PANDEMIC… Management estimates based on leading 3rd party analysis – Gaming Peripherals – Keyboards, Mice, Headsets in US and EU5 countries Management estimates based on leading 3rd party analysis – Gaming Components – Cooling, PSU, Case in the US and EU5 countries  +56% +67% Q3’23 Market Growth vs. Q3’22  US and EU Peripherals and Components (1)(2)  Q3’23 Market Growth vs. Q3’19 Gaming Peripherals (1) Q3’23 Market Growth vs. Q3’19 Components (2) -3%

...AND RECENT SURVEY DATA SUGGEST STRONG GROWTH OVER THE NEXT FEW YEARS Data from this slide is from research by DFC Insights – October 2023 84% OF ENTHUSIASTS WHO BUILT OR BOUGHT GAMING PCS IN 2020 REPORT THEY PLAN TO UPGRADE OR BUY AGAIN WITHIN THE NEXT 2 YEARS

RECENT KEY PRODUCT LAUNCHES

PERIPHERAL PRODUCT LAUNCHES – KEY NEW PRODUCTS IN ALL CATEGORIES

K70 MAX
Features adjustable CORSAIR MGX magnetic-mechanical switches.



M75 AIR
Our first ultralight competitive FPS gaming mouse.



K70 CORE
Mainstream keyboard with CORSAIR MLX Red mechanical switches.



HS80 MAX
Multi-platform gaming headset. 65-hour battery life with Bluetooth® and 2.4GHz wireless support.



VIRTUOSO PRO
50mm graphene drivers and open-back design create more natural sounding audio.

EXPANDING CUSTOMIZATION

Exclusive drops and custom collaborations.

ELGATO x STARFIELD
Collaboration with Bethesda Game Studios produced a limited edition Starfield Stream Deck and Wave:3 microphone.

SCUF x A7X BUNDLE
Exclusive limited-edition Reflex (PS5) and Instinct (Xbox) SCUF controllers created in partnership with Avenged Sevenfold.

DROP CSTM80
Redefining highly customizable mechanical keyboards. The new CSTM80 features a magnetic top case that can be paired with matching cables and keycaps allowing a unique look.






CERTIFICATE OF AUTHENTICITY
SCUF X AVENGED

SCUF ENVISION FAMILY – WIRED AND WIRELESS PC CONTROLLERS SCUF Envision was designed to deliver the best experience for controller PC gamers.  Combining PC performance and SCUF Patented Paddle technology to give best of both worlds.  Equipped with 11 additional remappable inputs, ultra-fast wired connectivity, and advanced configuration software Bridges the gap between standard controllers and Keyboard / Mouse SCUF ENVISION CONTROLLER SOLD OUT IN THE FIRST WEEK.

ELGATO PROMPTER The Elgato Prompter – delivers the ability for anyone in the creator community to be able to have a broadcast-level teleprompter at an affordable price. Present video scripts, read Twitch chat, or Zoom conference with natural eye contact. It's powered by your computer and mirrors scripts, stream chat, or any window you drag and drop onto its built-in screen. With unmatched compatibility and Stream Deck support, Prompter makes pro video production accessible to a wider audience. ELGATO PROMPTER SOLD OUT WITHIN THE FIRST 24 HOURS OF LAUNCH.

ELGATO MARKETPLACE A digital creator marketplace for everyone; Streamers, Video Creators, Podcasters and Work professionals. It allows 3rd parties, and our own Makers to make and sell digital products (Plugins, Icons, Overlays and more) to our installed base of almost 2M Stream Deck users. Launched with 1200+ digital products, 320 plugins for Stream Deck from over 240 3rd party Makers. We believe that this marketplace will dramatically increase interest and usage of Stream Deck and drive up the installed base.

iCUE LINK  iCUE LINK, launched in July 2023, is a technology that allows components to be assembled inside a gaming computer and reduces the wiring complexity as well as digitally connecting all these components. iCUE LINK market acceptance continues to gain momentum. Potentially expanding the DIY TAM by making PC building even easier. We have extended our range of iCUE LINK enabled products with the introduction of our HydroX enabled CPU and GPU blocks and reservoirs.

FINANCIAL RESULTS

GROSS MARGIN IMPROVEMENTS IN BOTH SEGMENTS Gaming Components and Systems Q3'23 and YTD Results ($ in millions except percentages) Q3'22 Q3'23 Y/Y Q/Q YTD'22 YTD'23 Y/Y Net Revenue $214.9 $272.8 26.9% 10.6% $656.4 $784.5 19.5% % of Total Net Revenue 68.9% 75.1% 620 bps -70 bps 67.2% 75.2% 800 bps Gross Profit $39.8 $59.4 49.4% 3.7% $113.4 $175.5 54.8% Gross Margin 18.5% 21.8% 330 bps -140 bps 17.3% 22.4% 510 bps Gamer and Creator Peripherals Q3'23 and YTD Results ($ in millions except percentages) Q3'22 Q3'23 Y/Y Q/Q YTD'22 YTD'23 Y/Y Net Revenue $96.8 $90.4 -6.7% 14.7% $320.0 $258.1 -19.4% % of Total Net Revenue 31.1% 24.9% -620 bps 70 bps 32.8% 24.8% -800 bps Gross Profit $31.8 $29.9 -5.9% 17.3% $85.4 $82.1 -3.9% Gross Margin 32.8% 33.1% 30 bps 70 bps 26.7% 31.8% 510 bps

Q3 2023 AND YTD RESULTS - SOLID GROWTH (1)  Q3'23 revenue growth of 16.5% YoY. Adj. EBITDA growth of 127.5% YoY. Q3'23 gross margin improved by 160 bps. ($ in millions except EPS and percentages) Q3'22 Q3'23 Y/Y Q/Q YTD'22 YTD'23 Y/Y Net Revenue $311.8  $363.2  16.5% 11.6% $976.4  $1,042.6  6.8% Gross Profit $71.6  $89.4  24.9% 7.9% $198.8  $257.6  29.6% Gross Margin 23.0% 24.6% 160 bps -90 bps 20.4% 24.7% 430 bps Operating Income (Loss) ($11.0) ($0.8) -93.1% -72.1% ($68.4) ($2.4) -96.4% Adjusted Operating Income (Loss) $5.9  $19.6  232.3% 23.8% $5.0  $53.6  967.8% Net Income (Loss) Attributable to Common Stockholders ($8.9) ($3.1) -65.4% -380.7% ($73.4) ($3.0) -95.9% Earnings (Loss) per Share (Diluted)  $ (0.09)  $ (0.03) -66.7% -400.0%  $ (0.77)  $ (0.03) -96.1% Adjusted Net Income (Loss) $7.6  $13.4  75.7% 36.1% ($2.2) $35.1  -1680.3% Adjusted Earnings (Loss) per Share (Diluted)  $ 0.08   $  0.13  62.5% 44.4%  $ (0.02)  $  0.33  -1750.0% Adjusted EBITDA $10.1  $23.0  127.5% 29.6% $14.5  $61.3  322.6% See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

MARGIN RECOVERY AND COST CONTROL HAS DRIVEN EBITDA (1) GROWTH FOR 2023 See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

STRONG ACTIVITY IN SELF-BUILT GAMING PCs DRIVING OVERALL YOY GROWTH Gaming Components and Systems Gamer and Creator Peripherals REVENUE BY SEGMENT 16.5% YoY Overall Growth

Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results.  Financial Metrics  Updated 2023 Guidance Net Revenues $1.40-1.50 billion Adjusted Operating Income $80-90 million Adjusted EBITDA $95-105 million UPDATED FINANCIAL GUIDANCE FY 2023(1)

($ in millions) September 30, 2023 Cash (Excluding restricted cash) $144.9  Term Loan (face value) $223.8  Total Debt $223.8  Net Debt $78.9  DEBT SUMMARY

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Operating Income Reconciliations (Unaudited, in thousands, except percentages)     Three Months Ended September 30,     Nine Months Ended September 30,       2023     2022     2023     2022                             Operating Loss - GAAP   $ (758)   $ (10,988)   $ (2,435)   $ (68,433) Amortization     9,507       10,352       29,005       33,924   Stock-based compensation     7,825       5,643       23,245       16,877   Inventory reserve in excess of normal run rate to address overhang in the channel     —       —       —       19,489   Restructuring costs     709       81       709       1,569   Acquisition accounting impact related to recognizing acquired inventory at fair value     960       —       960       282   Acquisition-related and integration-related costs     1,386       326       2,160       796   Other     —       493       —       520   Adjusted Operating Income - Non-GAAP   $ 19,629     $ 5,907     $ 53,644     $ 5,024                             As a % of net revenue - GAAP     -0.2%     -3.5%     -0.2%     -7.0 % As a % of net revenue - Non-GAAP     5.4%     1.9%     5.1%     0.5%

GAAP TO NON-GAAP RECONCILIATIONS

Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Net loss attributable to common stockholders of Corsair Gaming, Inc. [1]	$ (3,079)	$ (8,901)	$ (3,036)	$ (73,427)
Less: Change in redemption value of redeemable noncontrolling interest	—	(2,690)	6,535	(12,330)
Net loss attributable to Corsair Gaming, Inc.	(3,079)	(6,211)	(9,571)	(61,097)
Add: Net income attributable to noncontrolling interest	193	266	958	33
Net Loss - GAAP	(2,886)	(5,945)	(8,613)	(61,064)
Adjustments:				
Amortization	9,507	10,352	29,005	33,924
Stock-based compensation	7,825	5,643	23,245	16,877
Inventory reserve in excess of normal run rate to address overhang in the channel	—	—	—	19,489
Restructuring costs	709	81	709	1,569
Acquisition accounting impact related to recognizing acquired inventory at fair value	960	—	960	282
Acquisition-related and integration-related costs	1,386	326	2,160	796
Other	—	493	—	520
Non-GAAP income tax adjustment	(4,137)	(3,343)	(12,352)	(14,615)
Adjusted Net Income (Loss) - Non-GAAP	$ 13,364	$ 7,607	$ 35,114	$ (2,222)
Diluted net income (loss) per share:				
GAAP	$ (0.03)	$ (0.09)	$ (0.03)	$ (0.77)
Adjusted, Non-GAAP	$ 0.13	$ 0.08	$ 0.33	$ (0.02)
Weighted-average common shares outstanding - Diluted:				
GAAP	102,863	95,858	102,288	95,537
Adjusted, Non-GAAP	106,532	99,769	106,293	95,537

(1) Numerator for calculating net loss per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS Adjusted EBITDA Reconciliations (Unaudited, in thousands, except percentages)     Three Months Ended September 30,     Nine Months Ended September 30,       2023     2022     2023     2022   Net loss - GAAP   $ (2,886)   $ (5,945)   $ (8,613)   $ (61,064) Amortization     9,507       10,352       29,005       33,924   Stock-based compensation     7,825       5,643       23,245       16,877   Depreciation     3,083       2,546       9,016       7,695   Interest expense, net     2,529       2,734       7,875       5,689   Inventory reserve in excess of normal run rate to address overhang in the channel     —       —       —       19,489   Restructuring costs     709       81       709       1,569   Acquisition accounting impact related to recognizing acquired inventory at fair value     960       —       960       282   Acquisition-related and integration-related costs     1,386       326       2,160       796   Other     —       493       —       520   Income tax benefit     (97)     (6,115)     (3,023)     (11,262) Adjusted EBITDA - Non-GAAP   $ 23,016     $ 10,115     $ 61,334     $ 14,515                             Adjusted EBITDA margin - Non-GAAP     6.3%     3.2%     5.9%     1.5%